 Exhibit 10.29

GILLA INC.

STOCK OPTION PLAN

Approved by the board of directors on June 16, 2017.

TABLE OF CONTENTS

Page

Section 1 DEFINITIONS AND INTERPRETATION		1
1.1	Definitions	1
1.2	Choice of Law	7
1.3	Headings	7
Section 2 GRANT OF OPTIONS		7
2.1	Grant of Options	7
2.2	Record of Option Grants	7
2.3	Effect of Plan	8
Section 3 PURPOSE AND PARTICIPATION		8
3.1	Purpose of Plan	8
3.2	Participation in Plan	8
3.3	Limits on Option Grants	8
3.4	Incentive Stock Options	9
3.5	Notification of Grant	9
3.6	Copy of Plan	10
3.7	Limitation on Service	10
3.8	No Obligation to Exercise	10
3.9	Agreement	10
3.1	Notice	10
3.11	Representation	10
Section 4 NUMBER OF SHARES UNDER PLAN		11
4.1	Board to Approve Issuance of Shares	11
4.2	Number of Shares	11
4.3	Fractional Shares	11
Section 5 TERMS AND CONDITIONS OF OPTIONS		11
5.1	Exercise Period of Option	11
5.2	Number of Shares Under Option	12
5.3	Exercise Price of Option	12
5.4	CASHLESS EXCERSISE PROCEDURE	12
5.5	Termination of Option	12
5.6	Vesting of Option and Acceleration	14
5.7	Additional Terms	14
Section 6 TRANSFERABILITY OF OPTIONS		15
6.1	Non-transferable	15
6.2	Death of Option Holder	15
6.3	Disability of Option Holder	15
6.4	Disability and Death of Option Holder	15
6.5	Vesting	15
6.6	Deemed Non-Interruption of Engagement	15

i

Section 7 EXERCISE OF OPTION		16
7.1	Exercise of Option	16
7.2	Issue of Share Certificates	16
7.3	No Rights as Shareholder	16
7.4	Tax Withholding and Procedures	16
Section 8 ADMINISTRATION		17
8.1	Board or Committee	17
8.2	Powers of Committee	17
8.3	Administration by Committee	18
8.4	Interpretation	18
Section 9 APPROVALS AND AMENDMENT		18
9.1	Shareholder Approval of Plan	18
9.2	Amendment of Option or Plan	19
Section 10 CONDITIONS PRECEDENT TO ISSUANCE OF OPTIONS AND SHARES		19
10.1	Compliance with Laws	19
10.2	Regulatory Approvals	19
10.3	Inability to Obtain Regulatory Approvals	19
10.4	US Securities Law Compliance	20
Section 11 ADJUSTMENTS AND TERMINATION		20
11.1	Termination of Plan	20
11.2	No Grant During Suspension of Plan	20
11.3	Alteration in Capital Structure	20
11.4	Triggering Events	21
11.5	Notice of Termination by Triggering Event	21
11.6	Determinations to be Made By Committee	21

ii

STOCK OPTION PLAN

SECTION 1
DEFINITIONS AND INTERPRETATION

1.1
Definitions

As used herein, unless there is something in the subject matter or context inconsistent therewith, the following terms shall have the meanings set forth below:

(a)
“1933 Act” means the Securities Act of 1933 of the United States of America, as amended.

(b)
“Administrator” means such Executive or Employee of the Company as may be designated as Administrator by the Committee from time to time, or, if no such person is appointed, the Committee itself.

(c)
“Associate” means, where used to indicate a relationship with any person:

(i)
any relative, including the spouse of that person or a relative of that person's spouse, where the relative has the same home as the person;

(ii)
any partner, other than a limited partner, of that person;

(iii)
any trust or estate in which such person has a substantial beneficial interest or as to which such person serves as trustee or in a similar capacity; and

(iv)
any corporation of which such person beneficially owns or controls, directly or indirectly, voting securities carrying more than 10% of the voting rights attached to all outstanding voting securities of the corporation.

(d)
“Black-Out” means a restriction imposed by the Company on all or any of its directors, officers, employees, insiders or persons in a special relationship whereby they are to refrain from trading in the Company's securities until the restriction has been lifted by the Company.

(e)
“Board” means the board of directors of the Company.

(f)
“Cashless Exercise Procedure” has the meaning ascribed thereto in section 5.4

(g)
“Cashless Exercise Right” means the right of the Option Holder to surrender to the Company any exercisable but unexercised portion of the Option in lieu of the payment required in an amount equal to the aggregate Exercise Price of the Shares in respect of any Option being exercised in accordance to section 5.4.

(h)
“Change of Control” means an occurrence when either:

(i)
a Person or Entity, other than the current “control person” of the Company (as that term is defined in the Securities Act), becomes a “control person” of the Company; or

(ii)
a majority of the directors elected at any annual or extraordinary general meeting of shareholders of the Company are not individuals nominated by the Company's then-incumbent Board.

(i)
“Code” means the Internal Revenue Code of 1986, as amended, and all regulations promulgated thereunder.

(j)
“Committee” means a committee of the Board to which the responsibility of approving the grant of stock options has been delegated, or if no such committee is appointed, the Board itself.

(k)
“Company” means Gilla Inc.

(l)
“Consultant” means an individual who:

(i)
is engaged to provide, on an ongoing bona fide basis, consulting, technical, management or other services to the Company or any Subsidiary other than services provided in relation to a “distribution” (as that term is described in the Securities Act);

(ii)
provides the services under a written contract between the Company or any Subsidiary and the individual or a Consultant Entity (as defined in clause (h)(v) below);

(iii)
in the reasonable opinion of the Company, spends or will spend a significant amount of time and attention on the affairs and business of the Company or any Subsidiary; and

(iv)
has a relationship with the Company or any Subsidiary that enables the individual to be knowledgeable about the business and affairs of the Company or is otherwise permitted by applicable Regulatory Rules to be granted Options as a Consultant or as an equivalent thereof, and includes:

(i)
a corporation of which the individual is an employee or shareholder or a partnership of which the individual is an employee or partner (a “Consultant Entity”); or

(ii)
an RRSP, RRIF or other form of registered accounts acceptable to the Company established by or for the individual under which he or she is the beneficiary.

(iii)
“Disability” means a medically determinable physical or mental impairment expected to result in death or to last for a continuous period of not less than 12 months, and which causes an individual to be unable to engage in any substantial gainful activity, or any other condition of impairment that the Committee, acting reasonably, determines constitutes a disability.

(m)
“Employee” means:

(i)
an individual who works full-time or part-time for the Company or any Subsidiary and such other individual as may, from time to time, be permitted by applicable Regulatory Rules to be granted Options as an employee or as an equivalent thereto; or

(ii)
an individual who works for the Company or any Subsidiary either full-time or on a continuing and regular basis for a minimum amount of time per week providing services normally provided by an employee and who is subject to the same control and direction by the Company or any Subsidiary over the details and methods of work as an employee of the Company or any Subsidiary, but for whom income tax deductions are not made at source, and includes:

(i)
a corporation wholly-owned by such individual; and

(ii)
any RRSP, RRIF or other form of registered accounts acceptable to the Company established by or for such individual under which he or she is the beneficiary.

(n)
“Exchange” means the stock exchange upon which the Company’s shares principally trade.

(o)
“Executive” means an individual who is a director or officer of the Company or a Subsidiary, and includes:

(i)
a corporation wholly-owned by such individual; and

(ii)
any RRSP or RRIF established by or for such individual under which he or she is the beneficiary.

(p)
“Exercise Notice” means the written notice of the exercise of an Option, in the form set out as Schedule B hereto, or by written notice in the case of uncertificated Shares, duly executed by the Option Holder.

(q)
“Exercise Period” means the period during which a particular Option may be exercised and is the period from and including the Grant Date through to and including the Expiry Time on the Expiry Date provided, however, that no Option can be exercised unless and until all necessary Regulatory Approvals have been obtained.

(r)
“Exercise Price” means the price at which an Option is exercisable as determined in accordance with section 5.3.

(s)
“Exercise Value” means the value of the Shares as determined in accordance with section 5.4.

(t)
“Expiry Date” means the date the Option expires as set out in the Option Certificate or as otherwise determined in accordance with sections 5.5, 6.2, 6.3, 6.4 or 11.4.

(u)
“Expiry Time” means the time the Option expires on the Expiry Date, which is 4:00 p.m. local time in Toronto, Ontario on the Expiry Date.

(v)
“Grant Date” means the date on which the Committee grants a particular Option, which is the date the Option comes into effect provided however that no Option can be exercised unless and until all necessary Regulatory Approvals have been obtained.

(w)
“Insider” means an insider as that term is defined in the Securities Act.

(x)
“Market Value” means the market value of the Shares as determined in accordance with section 5.3.

(y)
“Non-statutory Stock Option” means an Option that does not qualify or is not intended to qualify as an Incentive Stock Option.

(z)
“Option” means an incentive share purchase option granted pursuant to this Plan entitling the Option Holder to purchase Shares of the Company.

(aa)
“Incentive Stock Option” means an Option intended to qualify as an incentive stock option under Section 422 of the Code.

(bb)
“Option Certificate” means the certificate, in substantially the form set out as Schedule A hereto, evidencing the Option.

(cc)
“Option Holder” means a Person or Entity who holds an unexercised and unexpired Option or, where applicable, the Personal Representative of such person.

(dd)
“Outstanding Issue” means the number of Shares that are outstanding (on a non-diluted basis) immediately prior to the Share issuance or grant of Option in question.

(ee)
“Person or Entity” means an individual, natural person, corporation, government or political subdivision or agency of a government, and where two or more persons act as a partnership, limited partnership, syndicate or other group for the purpose of acquiring, holding or disposing of securities of an issuer, such partnership, limited partnership, syndicate or group shall be deemed to be a Person or Entity.

(ff)
“Personal Representative” means:

(i)
in the case of a deceased Option Holder, the executor or administrator of the deceased duly appointed by a court or public authority having jurisdiction to do so; and

(ii)
in the case of an Option Holder who for any reason is unable to manage his or her affairs, the person entitled by law to act on behalf of such Option Holder.

(gg)
“Plan” means this stock option plan as from time to time amended.

(hh)
“Pre-Existing Options” has the meaning ascribed thereto in section 4.1.

(ii)
“Regulatory Approvals” means any necessary approvals of the Regulatory Authorities as may be required from time to time for the implementation, operation or amendment of this Plan or for the Options granted from time to time hereunder.

(jj)
“Regulatory Authorities” means all organized trading facilities on which the Shares are listed, and all securities commissions or similar securities regulatory bodies having jurisdiction over the Company, this Plan or the Options granted from time to time hereunder.

(kk)
“Regulatory Rules” means all corporate and securities laws, regulations, rules, policies, notices, instruments and other orders of any kind whatsoever which may, from time to time, apply to the implementation, operation or amendment of this Plan or the Options granted from time to time hereunder including, without limitation, those of the applicable Regulatory Authorities.

(ll)
“Securities Act” means the Securities Act (Ontario), R.S.O. 1990, c. S.5

(mm)
“Share” or “Shares” means, as the case may be, one or more common shares without par value in the capital stock of the Company.

(nn)
“Subsidiary” means a wholly-owned or controlled subsidiary corporation of the Company.

(oo)
“Triggering Event” means:

(i)
the proposed dissolution, liquidation or wind-up of the Company;

(ii)
a proposed merger, amalgamation, arrangement or reorganization of the Company with one or more corporations as a result of which, immediately following such event, the shareholders of the Company as a group, as they were immediately prior to such event, are expected to hold less than a majority of the outstanding capital stock of the surviving corporation;

(iii)
the proposed acquisition of all or substantially all of the issued and outstanding shares of the Company by one or more Persons or Entities;

(iv)
a proposed Change of Control of the Company;

(v)
the proposed sale or other disposition of all or substantially all of the assets of the Company; or

(vi)
a proposed material alteration of the capital structure of the Company which, in the opinion of the Committee, is of such a nature that it is not practical or feasible to make adjustments to this Plan or to the Options granted hereunder to permit the Plan and Options granted hereunder to stay in effect.

(pp)
“Vest” or “Vesting” means that a portion of the Option granted to the Option Holder which is available to be exercised by the Option Holder at any time and from time to time.

(qq)
“U.S. Person”

(i) Any natural person resident in the United States,

(ii) Any partnership or corporation organized or incorporated under the laws of the United States,

(iii) Any estate of which any executor or administrator is a U.S. person;

(iv) Any trust of which any trustee is a U.S. person;

(v) Any agency or branch of a foreign entity located in the United States;

(vi) Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

(vii) Any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and

(viii) Any partnership or corporation if:

(A) Organized or incorporated under the laws of any foreign jurisdiction; and

(B) Formed by a U.S. person principally for the purpose of investing in securities not registered under the 1933 Act, as amended, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) promulgated under the 1933 Act) who are not natural persons, estates or trusts.

1.2
Choice of Law

The Plan is established under, and the provisions of the Plan shall be subject to and interpreted and construed solely in accordance with, the laws of the Province of Ontario and the laws of Canada applicable therein without giving effect to the conflicts of laws principles thereof and without reference to the laws of any other jurisdiction. The Company and each Option Holder hereby attorn to the jurisdiction of the courts of the Province of Ontario.

1.3
Headings

The headings used herein are for convenience only and are not to affect the interpretation of the Plan.

SECTION 2
GRANT OF OPTIONS

2.1
Grant of Options

The Committee shall, from time to time in its sole discretion, grant Options to such Persons or Entities and on such terms and conditions as are permitted under this Plan.

2.2
Record of Option Grants

The Committee shall be responsible to maintain a record of all Options granted under this Plan and such record shall contain, in respect of each Option:

(a)
the name and address of the Option Holder;

(b)
the category (Executive, Employee or Consultant) under which the Option was granted to him, her or it;

(c)
the Grant Date and Expiry Date of the Option;

(d)
the number of Shares which may be acquired on the exercise of the Option and the Exercise Price of the Option;

(e)
the vesting and other additional terms, if any, attached to the Option;

(f)
the particulars of each and every time the Option is exercised; and

(g)
the classification as an Incentive Stock Option or a Nonstatutory Stock Option.

2.3
Effect of Plan

All Options granted pursuant to the Plan shall be subject to the terms and conditions of the Plan notwithstanding the fact that the Option Certificates issued in respect thereof do not expressly contain such terms and conditions but instead incorporate them by reference to the Plan. The Option Certificates will be issued for convenience only and in the case of a dispute with regard to any matter in respect thereof, the provisions of the Plan and the records of the Company shall prevail over the terms and conditions in the Option Certificate, save and except as noted below. Each Option will also be subject to, in addition to the provisions of the Plan, the terms and conditions contained in the schedules, if any, attached to the Option Certificate for such Option. Should the terms and conditions contained in such schedules be inconsistent with the provisions of the Plan, such terms and conditions will supersede the provisions of the Plan.

SECTION 3
PURPOSE AND PARTICIPATION

3.1
Purpose of Plan

The purpose of the Plan is to provide the Company with a share-related mechanism to attract, retain and motivate qualified Executives, Employees and Consultants to contribute toward the long term goals of the Company, and to encourage such individuals to acquire Shares of the Company as long term investments.

3.2
Participation in Plan

The Committee shall, from time to time and in its sole discretion, determine those Executives, Employees and Consultants to whom Options are to be granted, provided however that Incentive Stock Options may be granted only to Employees. All other Options may be granted to Employees, Consultants, members of the Board and/or any such Persons or Entities as permitted under this Plan.

3.3
Limits on Option Grants

The following limitations shall apply to the Plan and all Options thereunder:

(a)
the maximum number of Options which may be granted to any one Option Holder under the Plan within any 12 month period shall be 5% of the Outstanding Issue (unless the Company has obtained disinterested shareholder approval if required by Regulatory Rules);

(b)
if required by Regulatory Rules, disinterested shareholder approval is required to the grant to Insiders, within a 12 month period, of a number of Options which, when added to the number of outstanding incentive stock options granted to Insiders within the previous 12 months, exceed 10% of the issued Shares;

(c)
with respect to section 5.1, the Expiry Date of an Option shall be no later than the tenth anniversary of the Grant Date of such Option;

(d)
the maximum number of Options which may be granted to any one Consultant within any 12 month period must not exceed 2% of the Outstanding Issue; and

(e)
the maximum number of Options which may be granted within any 12 month period to Employees or Consultants engaged in investor relations activities must not exceed 2% of the Outstanding Issue and such options must vest in stages over 12 months with no more than 25% of the Options vesting in any three month period, and such limitation will not be an amendment to this Plan requiring the Option Holders consent under section 9.2 of this Plan.

3.4
Incentive Stock Options

(a)
Each Option will be designated in the Option Certificate as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Market Value of the Shares underlying Incentive Stock Options exercisable for the first time by the Option Holder during any calendar year (including all plans of the Company and any Subsidiary) exceeds one hundred thousand U.S. dollars (US $100,000), all such Options will be construed as Nonstatutory Stock Options. Incentive Stock Options will be taken into account in the order in which they were granted. The Market Value of the Shares will be determined as of the date the Option for such Shares is granted. If for any reason any Option (or portion thereof) does not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, the Option (or portion thereof) shall be treated as a Nonstatutory Option granted under the Plan. In no event will the Administrator, the Company or any parent or subsidiary of the Company or any of their respective Employees or member of the Board have any liability to any Option Holder (or any other Person or Entity) due to the failure of the Option to qualify for any reason as an Incentive Stock Option.

(b)
Any Option Holder who shall make a “disposition” (as defined in Section 424 of the Code) of all or any portion of Shares acquired upon exercise of an Incentive Stock Option within two years from the Grant Date of such Incentive Stock Option or within one year after the issuance of the Shares acquired upon exercise of such Incentive Stock Option shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such Shares.

(c)
To the extent that an Option does not qualify or cease to qualify as an Incentive Stock Option it shall not affect the validity of such Option and shall constitute a Non-qualified Stock Option. In the event that the Participant disposes of the Shares acquired upon

3.5
Notification of Grant

Following the granting of an Option, the Administrator shall, within a reasonable period of time, notify the Option Holder in writing of the grant and shall enclose with such notice the Option Certificate representing the Option so granted. In no case will the Company be required to deliver an Option Certificate to an Option Holder until such time as the Company has obtained all necessary Regulatory Approvals for the grant of the Option.

3.6
Copy of Plan

Each Option Holder, concurrently with the notice of the grant of the Option, shall be provided with a copy of the Plan. A copy of any amendment to the Plan shall be promptly provided by the Administrator to each Option Holder.

3.7
Limitation on Service

The Plan does not give any Option Holder that is an Executive the right to serve or continue to serve as an Executive of the Company or any Subsidiary, nor does it give any Option Holder that is an Employee or Consultant the right to be or to continue to be employed or engaged by the Company or any Subsidiary.

3.8
No Obligation to Exercise

Option Holders shall be under no obligation to exercise Options.

3.9
Agreement

The Company and every Option Holder granted an Option hereunder shall be bound by and subject to the terms and conditions of this Plan. By accepting an Option granted hereunder, the Option Holder has expressly agreed with the Company to be bound by the terms and conditions of this Plan. In the event that the Option Holder receives his, her or its Options pursuant to an oral or written agreement with the Company or a Subsidiary, whether such agreement is an employment agreement, consulting agreement or any other kind of agreement of any kind whatsoever, the Option Holder acknowledges that in the event of any inconsistency between the terms relating to the grant of such Options in that agreement and the terms attaching to the Options as provided for in this Plan, the terms provided for in this Plan shall prevail and the other agreement shall be deemed to have been amended accordingly.

3.10
Notice

Any notice, delivery or other correspondence of any kind whatsoever to be provided by the Company to an Option Holder will be deemed to have been provided if provided to the last home address, fax number or email address of the Option Holder in the records of the Company and the Company shall be under no obligation to confirm receipt or delivery.

3.11
Representation

As a condition precedent to the issuance of an Option, the Company must be able to represent to the Exchange as of the Grant Date that the Option Holder is a bona fide Executive, Employee or Consultant of the Company or any Subsidiary.

SECTION 4
NUMBER OF SHARES UNDER PLAN

4.1
Board to Approve Issuance of Shares

The Committee shall approve by resolution the issuance of all Shares to be issued to Option Holders upon the exercise of Options, such authorization to be deemed effective as of the Grant Date of such Options regardless of when it is actually done. The Committee shall be entitled to approve the issuance of Shares in advance of the Grant Date, retroactively after the Grant Date, or by a general approval of this Plan.

4.2
Number of Shares

Subject to adjustment as provided for herein, the number of Shares which will be available for purchase pursuant to Options granted pursuant to this Plan, plus any other outstanding incentive stock options of the Company granted pursuant to a previous stock option plan or agreement, will not exceed 10% of the Outstanding Issue. If any Option expires or otherwise terminates for any reason without having been exercised in full, the number of Shares in respect of such expired or terminated Option shall again be available for the purposes of granting Options pursuant to this Plan.

4.3
Fractional Shares

No fractional shares shall be issued upon the exercise of any Option and, if as a result of any adjustment, an Option Holder would become entitled to a fractional share, such Option Holder shall have the right to purchase only the next lowest whole number of Shares and no payment or other adjustment will be made for the fractional interest.

SECTION 5
TERMS AND CONDITIONS OF OPTIONS

5.1
Exercise Period of Option

(a)
Subject to sections 5.5, 6.2, 6.3, 6.4 and 11.4, the Grant Date and the Expiry Date of an Option shall be the dates fixed by the Committee at the time the Option is granted and shall be set out in the Option Certificate issued in respect of such Option.

(b)
In the case of an Incentive Stock Options the Expiry Date will be ten (10) years from the date of Grant Date or such shorter term as specified in the respective Option Certificate. Incentive Stock Options granted to an Option Holder who, at the time the Incentive Stock Option is granted, owns ten percent (10%) or more of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company will be subject to a five (5) year term from the date of grant or such shorter term as specified in the Option Certificate.
5.2
Number of Shares Under Option

The number of Shares which may be purchased pursuant to an Option shall be determined by the Committee and shall be set out in the Option Certificate issued in respect of the Option.
5.3
Exercise Price of Option

The Exercise Price at which an Option Holder may purchase a Share upon the exercise of an Option shall be determined by the Committee and shall be set out in the Option Certificate issued in respect of the Option, provided that: (i) the Exercise Price shall not be less than one hundred percent (100%) of the Market Value of the Shares as of the Grant Date, and (ii) the Exercise Price of any Incentive Stock Option granted to a ten percent shareholder of the Company will not be less than one hundred ten percent (110%) of the Market Value of the Shares on the Grant Date. The Market Value of the Shares for a particular Grant Date shall be determined as follows:

(a)
for each organized trading facility on which the Shares are listed, Market Value will be the closing trading price of the Shares on the day immediately preceding the Grant Date, and may be less than this price if it is within the discounts permitted by the applicable Regulatory Authorities;

(b)
if the Company's Shares are listed on more than one organized trading facility, the Market Value shall be the Market Value as determined in accordance with subparagraph (a) above for the primary organized trading facility on which the Shares are listed, as determined by the Committee, subject to any adjustments as may be required to secure all necessary Regulatory Approvals;

(c)
if the Company's Shares are listed on one or more organized trading facilities but have not traded during the ten trading days immediately preceding the Grant Date, then the Market Value will be, subject to any adjustments as may be required to secure all necessary Regulatory Approvals, such value as is determined by the Committee; and

(d)
if the Company's Shares are not listed on any organized trading facility, then the Market Value will be, subject to any adjustments as may be required to secure all necessary Regulatory Approvals, such value as is determined by the Committee to be the fair value of the Shares, taking into consideration all factors that the Committee deems appropriate, including, without limitation, recent sale and offer prices of the Shares in private transactions negotiated at arms' length. Notwithstanding anything else contained herein, in no case will the Market Value be less than the minimum prescribed by each of the organized trading facilities that would apply to the Company on the Grant Date in question.

5.4
Cashless Exercise Procedure

In lieu of the payment required in an amount equal to the aggregate Exercise Price of the Shares in respect of any Option being exercised, the Option Holder shall have a Cashless Exercise Right (but not the obligation) to pay the aggregate Exercise Price of the Shares with the Option upon exercise by surrendering to the Company any exercisable but unexercised portion of the Option having an Exercise Value, at the close of trading on the day immediately preceding any particular exercise date of an Option, equal to the Exercise Price multiplied by the number of Shares being purchased upon exercise. The sum of (a) the number of Shares being purchased upon exercise of the non-surrendered portion of an Option pursuant to the Cashless Exercise Right and (b) the number of Shares underlying the portion of an Option being surrendered, shall not in any event be greater than the total number of Shares purchasable upon the complete exercise of any Option if the Exercise Price were paid in cash. Upon exercise of a Cashless Exercise Right, the Company shall deliver to the Option Holder (without payment by the Option Holder of any of the Exercise Price if so desired) that number of Shares equal to the quotient obtained by dividing (x) the Exercise Value of the portion of the Option being converted at the time which the Cashless Exercise Right is exercised by (y) the Exercise Price. The Exercise Value of the portion of the Options being surrendered shall equal the remainder derived from subtracting (a) the Exercise Price multiplied by the number of Shares underlying the portion of the Option being surrendered from (b) the Market Value, at the close of trading on the day immediately preceding any particular exercise date of an Option, multiplied by the number of Shares underlying the portion of the Option being surrendered.

5.5
Termination of Option

Subject to such other terms or conditions that may be attached to Options granted hereunder, an Option Holder may exercise an Option in whole or in part at any time and from time to time during the Exercise Period. Any Option or part thereof not exercised within the Exercise Period shall terminate and become null, void and of no effect as of the Expiry Time on the Expiry Date. The Expiry Date of an Option shall be the earlier of the date so fixed by the Committee at the time the Option is granted as set out in the Option Certificate and the date established, if applicable, in paragraphs (a) or (b) below or sections 6.2, 6.3, 6.4, or 11.4 of this Plan:

(a)
Ceasing to Hold Office - In the event that the Option Holder holds his or her Option as an Executive and such Option Holder ceases to hold such position other than by reason of death or Disability, the Expiry Date of the Option shall be, unless otherwise determined by the Committee and expressly provided for in the Option Certificate, up to 18 months following the date the Option Holder ceases to hold such position unless the Option Holder ceases to hold such position as a result of:

(i)
ceasing to meet the qualifications set forth in the corporate legislation applicable to the Company;

(ii)
a special resolution having been passed by the shareholders of the Company removing the Option Holder as a director of the Company or any Subsidiary; or

(iii)
an order made by any Regulatory Authority having jurisdiction to so order,

in which case the Expiry Date shall be the date the Option Holder ceases to hold such position; OR

(b)
Ceasing to be Employed or Engaged - In the event that the Option Holder holds his or her Option as an Employee or Consultant and such Option Holder ceases to hold such position other than by reason of death or Disability, the Expiry Date of the Option shall be, unless otherwise determined by the Committee and expressly provided for in the Option Certificate, up to 18 months following the date the Option Holder ceases to hold such position, unless the Option Holder ceases to hold such position as a result of:

(i)
termination for cause; or

(ii)
an order made by any Regulatory Authority having jurisdiction to so order,

in which case the Expiry Date shall be the date the Option Holder ceases to hold such position.

In the event that the Option Holder ceases to hold the position of Executive, Employee or Consultant for which the Option was originally granted, but comes to hold a different position as an Executive, Employee or Consultant prior to the expiry of the Option, the Committee may, in its sole discretion, choose to permit the Option to stay in place for that Option Holder with such Option then to be treated as being held by that Option Holder in his or her new position and such will not be considered to be an amendment to the Option in question requiring the consent of the Option Holder under section 9.2 of this Plan. Notwithstanding anything else contained herein, in no case will an Option be exercisable later than the Expiry Date of the Option.

5.6
Vesting of Option and Acceleration

The vesting schedule for an Option, if any, shall be determined by the Committee and shall be set out in the Option Certificate issued in respect of the Option. The Committee may elect, at any time, to accelerate the vesting schedule of one or more Options including, without limitation, on a Triggering Event, and such acceleration will not be considered an amendment to the Option in question requiring the consent of the Option Holder under section 9.2 of this Plan.

5.7
Additional Terms

Subject to all applicable Regulatory Rules and all necessary Regulatory Approvals, the Committee may attach additional terms and conditions to the grant of a particular Option, such terms and conditions to be set out in a schedule attached to the Option Certificate. The Option Certificates will be issued for convenience only, and in the case of a dispute with regard to any matter in respect thereof, the provisions of this Plan and the records of the Company shall prevail over the terms and conditions in the Option Certificate, save and except as noted below. Each Option will also be subject to, in addition to the provisions of the Plan, the terms and conditions contained in the schedules, if any, attached to the Option Certificate for such Option. Should the terms and conditions contained in such schedules be inconsistent with the provisions of the Plan, such terms and conditions will supersede the provisions of the Plan.

SECTION 6
TRANSFERABILITY OF OPTIONS

6.1
Non-transferable

Except as provided otherwise in this section 6, Options are non-assignable and non-transferable.

6.2
Death of Option Holder

In the event of the Option Holder's death, any Options held by such Option Holder shall pass to the Personal Representative of the Option Holder and shall be exercisable by the Personal Representative on or before the date which is the earlier of one year following the date of death and the applicable Expiry Date.

6.3
Disability of Option Holder

If the employment or engagement of an Option Holder as an Employee or Consultant or the position of an Option Holder as a director or officer of the Company or a Subsidiary is terminated by the Company by reason of such Option Holder's Disability, any Options held by such Option Holder shall be exercisable by such Option Holder or by the Personal Representative on or before the date which is the earlier of one year following the termination of employment, engagement or appointment as a director or officer and the applicable Expiry Date.

6.4
Disability and Death of Option Holder

If an Option Holder has ceased to be employed, engaged or appointed as a director or officer of the Company or a Subsidiary by reason of such Option Holder's Disability and such Option Holder dies within one year after the termination of such engagement, any Options held by such Option Holder that could have been exercised immediately prior to his or her death shall pass to the Personal Representative of such Option Holder and shall be exercisable by the Personal Representative on or before the date which is the earlier of one year following the death of such Option Holder and the applicable Expiry Date.

6.5
Vesting

Unless the Committee determines otherwise, Options held by or exercisable by a Personal Representative shall, during the period prior to their termination, continue to vest in accordance with any vesting schedule to which such Options are subject.

6.6
Deemed Non-Interruption of Engagement

Employment or engagement by the Company shall be deemed to continue intact during any military or sick leave or other bona fide leave of absence if the period of such leave does not exceed 90 days or, if longer, for so long as the Option Holder's right to re-employment or re-engagement by the Company is guaranteed either by statute or by contract. If the period of such leave exceeds 90 days and the Option Holder's re-employment or re-engagement is not so guaranteed, then his or her employment or engagement shall be deemed to have terminated on the ninety-first day of such leave.

SECTION 7
EXERCISE OF OPTION

7.1
Exercise of Option

An Option may be exercised only by the Option Holder or the Personal Representative of any Option Holder. In the case of an Incentive Stock Option, the Option shall be exercisable during the lifetime of the Option Holder only by the Option Holder. Notwithstanding the foregoing, the Option Holder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Option Holder, shall thereafter be entitled to exercise the Option. An Option Holder or the Personal Representative of any Option Holder may exercise an Option in whole or in part at any time and from time to time during the Exercise Period up to the Expiry Time on the Expiry Date by delivering to the Administrator the required Exercise Notice, or by written notice in the case of uncertificated Shares, the applicable Option Certificate and a certified cheque or bank draft or wire transfer payable to the Company or its legal counsel in an amount equal to the aggregate Exercise Price of the Shares then being purchased pursuant to the exercise of the Option (unless a Cashless Exercise is chosen in which case the Cashless Exercise Procedure will prevail). Notwithstanding anything else contained herein, Options may not be exercised during a Black-Out unless the Committee determines otherwise.

7.2
Issue of Share Certificates

As soon as reasonably practicable following the receipt of the notice of exercise as described in section 7.1 and payment in full for the Optioned Shares being acquired (unless a Cashless Exercise is chosen in which case the Cashless Exercise Procedure will prevail), the Administrator will direct its transfer agent to issue to the Option Holder the appropriate number of Shares in either certificate form or at the election of the Option Holder, on an uncertificated basis pursuant to the instructions given by the Option Holder to the Administrator. If the number of Shares so purchased is less than the number of Shares subject to the Option Certificate surrendered, the Administrator shall also provide a new Option Certificate for the balance of Shares available under the Option to the Option Holder concurrent with delivery of the Shares.

7.3
No Rights as Shareholder

Until the date of the issuance of the certificate for the Shares purchased pursuant to the exercise of an Option, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to such Shares, notwithstanding the exercise of the Option, unless the Committee determines otherwise. In the event of any dispute over the date of the issuance of the Shares, the decision of the Committee shall be final, conclusive and binding.

7.4
Tax Withholding and Procedures

Notwithstanding anything else contained in this Plan, the Company may, from time to time, implement such procedures and conditions as it determines appropriate with respect to the withholding and remittance of taxes imposed under applicable law, or the funding of related amounts for which liability may arise under such applicable law. Without limiting the generality of the foregoing, an Option Holder who wishes to exercise an Option must, in addition to following the procedures set out in section 7.1 and elsewhere in this Plan, and as a condition of exercise:

(a)
deliver a certified cheque, wire transfer or bank draft payable to the Company for the amount determined by the Company to be the appropriate amount on account of such taxes or related amounts; or

(b)
otherwise ensure, in a manner acceptable to the Company (if at all) in its sole and unfettered discretion, that the amount will be securely funded;

(c)
and must in all other respects follow any related procedures and conditions imposed by the Company.

SECTION 8
ADMINISTRATION

8.1
Board or Committee

The Plan shall be administered by the Administrator with oversight by the Committee.

8.2
Powers of Committee

The Committee shall have the authority to do the following:

(a)
oversee the administration of the Plan in accordance with its terms;

(b)
appoint or replace the Administrator from time to time;

(c)
determine all questions arising in connection with the administration, interpretation and application of the Plan, including all questions relating to the Market Value;

(d)
correct any defect, supply any information or reconcile any inconsistency in the Plan in such manner and to such extent as shall be deemed necessary or advisable to carry out the purposes of the Plan;

(e)
prescribe, amend, and rescind rules and regulations relating to the administration of the Plan;

(f)
determine the duration and purposes of leaves of absence from employment or engagement by the Company which may be granted to Option Holders without constituting a termination of employment or engagement for purposes of the Plan;

(g)
do the following with respect to the granting of Options:

(i)
determine the Executives, Employees or Consultants to whom Options shall be granted, based on the eligibility criteria set out in this Plan;

(ii)
determine the terms of the Option to be granted to an Option Holder including, without limitation, the Grant Date, Expiry Date, Exercise Price and vesting schedule (which need not be identical with the terms of any other Option);

(iii)
subject to any necessary Regulatory Approvals and section 9.2, amend the terms of any Options;

(iv)
determine when Options shall be granted; and

(v)
determine the number of Shares subject to each Option;

(h)
accelerate the vesting schedule of any Option previously granted;

(i)
add or amend any terms relating to the Cashless Exercise and Cashless Exercise Procedures; and

(j)
make all other determinations necessary or advisable, in its sole discretion, for the administration of the Plan.

8.3
Administration by Committee

All determinations made by the Committee in good faith shall be final, conclusive and binding upon all persons. The Committee shall have all powers necessary or appropriate to accomplish its duties under this Plan.

8.4
Interpretation

The interpretation by the Committee of any of the provisions of the Plan and any determination by it pursuant thereto shall be final, conclusive and binding and shall not be subject to dispute by any Option Holder. No member of the Committee or any person acting pursuant to authority delegated by it hereunder shall be personally liable for any action or determination in connection with the Plan made or taken in good faith and each member of the Committee and each such person shall be entitled to indemnification with respect to any such action or determination in the manner provided for by the Company.

SECTION 9
APPROVALS AND AMENDMENT

9.1
Shareholder Approval of Plan

(a)
If required by a Regulatory Authority or by the Committee, this Plan may be made subject to the approval of the shareholders of the Company as prescribed by the Regulatory Authority. If shareholder approval is required, any Options granted under this Plan prior to such time will not be exercisable or binding on the Company unless and until such shareholder approval is obtained.

(b)
Incentive Stock Options can only be granted under this Plan if this Plan is submitted for the approval of the Company’s shareholders within twelve (12) months before or after the date this Plan is adopted by the Board.

9.2
Amendment of Option or Plan

Subject to any required Regulatory Approvals, the Committee may from time to time amend any existing Option or the Plan or the terms and conditions of any Option thereafter to be granted provided that where such amendment relates to an existing Option and it would:

(a)
materially decrease the rights or benefits accruing to an Option Holder; or

(b)
materially increase the obligations of an Option Holder; then, unless otherwise excepted out by a provision of this Plan, the Committee must also obtain the written consent of the Option Holder in question to such amendment. If at the time the Exercise Price of an Option is reduced the Option Holder is an Insider of the Company, the Insider must not exercise the option at the reduced Exercise Price until the reduction in Exercise Price has been approved by the disinterested shareholders of the Company, if required by the Exchange.

SECTION 10
CONDITIONS PRECEDENT TO ISSUANCE OF OPTIONS AND SHARES

10.1
Compliance with Laws

An Option shall not be granted or exercised, and Shares shall not be issued pursuant to the exercise of any Option, unless the grant and exercise of such Option and the issuance and delivery of such Shares comply with all applicable Regulatory Rules, and such Options and Shares will be subject to all applicable trading restrictions in effect pursuant to such Regulatory Rules and the Company shall be entitled to legend the Option Certificates and the certificates for the Shares or the written notice in the case of uncertificated Shares representing such Shares accordingly.

10.2
Regulatory Approvals

In administering this Plan, the Committee will seek any Regulatory Approvals which may be required. The Committee will not permit any Options to be granted without first obtaining the necessary Regulatory Approvals unless such Options are granted conditional upon such Regulatory Approvals being obtained. The Committee will make all filings required with the Regulatory Authorities in respect of the Plan and each grant of Options hereunder. No Option granted will be exercisable or binding on the Company unless and until all necessary Regulatory Approvals have been obtained. The Committee shall be entitled to amend this Plan and the Options granted hereunder in order to secure any necessary Regulatory Approvals and such amendments will not require the consent of the Option Holders under section 9.2 of this Plan.

10.3
Inability to Obtain Regulatory Approvals

The Company's inability to obtain Regulatory Approval from any applicable Regulatory Authority, which Regulatory Approval is deemed by the Committee to be necessary to complete the grant of Options hereunder, the exercise of those Options or the lawful issuance and sale of any Shares pursuant to such Options, shall relieve the Company of any liability with respect to the failure to complete such transaction.

10.4
US Securities Law Compliance

Securities Registration. No Awards shall be granted to a U.S. Person under the Plan and no Shares shall be issued and delivered upon the exercise of Options granted under the Plan unless and until the Company and/or the Option Holder have complied with all applicable U.S. federal and state registration, listing and/or qualification requirements and all other requirements of law or of any regulatory agencies having jurisdiction.

SECTION 11
ADJUSTMENTS AND TERMINATION

11.1
Termination of Plan

Subject to any necessary Regulatory Approvals, the Committee may terminate or suspend the Plan. Unless earlier terminated as provided in this section 11, the Plan shall terminate on, and no more Options shall be granted under the Plan after, the tenth anniversary of the date of the Exchange’s acceptance of the Plan.

11.2
No Grant During Suspension of Plan

No Option may be granted during any suspension, or after termination, of the Plan. Suspension or termination of the Plan shall not, without the consent of the Option Holder, alter or impair any rights or obligations under any Option previously granted.

11.3
Alteration in Capital Structure

If there is a material alteration in the capital structure of the Company and the Shares are consolidated, subdivided, converted, exchanged, reclassified or in any way substituted for, the Committee shall make such adjustments to this Plan and to the Options then outstanding under this Plan as the Committee determines to be appropriate and equitable under the circumstances, so that the proportionate interest of each Option Holder shall, to the extent practicable, be maintained as before the occurrence of such event. Such adjustments may include, without limitation:

(a)
a change in the number or kind of shares of the Company covered by such Options; and

(b)
a change in the Exercise Price payable per Share provided, however, that the aggregate Exercise Price applicable to the unexercised portion of existing Options shall not be altered, it being intended that any adjustments made with respect to such Options shall apply only to the Exercise Price per Share and the number of Shares subject thereto.

For purposes of this section 11.3, and without limitation, neither:

(c)
the issuance of additional securities of the Company in exchange for adequate consideration (including services); nor

(d)
the conversion of outstanding securities of the Company into Shares shall be deemed to be material alterations of the capital structure of the Company. Any adjustment made to any Options pursuant to this section 11.3 shall not be considered an amendment requiring the Option Holder's consent for the purposes of section 9.2 of this Plan.

11.4
Triggering Events

Subject to the Company complying with section 11.5 and any necessary Regulatory Approvals and notwithstanding any other provisions of this Plan or any Option Certificate, the Committee may, without the consent of the Option Holder or Holders in question:

(a)
cause all or a portion of any of the Options granted under the Plan to terminate upon the occurrence of a Triggering Event; or

(b)
cause all or a portion of any of the Options granted under the Plan to be exchanged for incentive stock options of another corporation upon the occurrence of a Triggering Event in such ratio and at such exercise price as the Committee deems appropriate, acting reasonably.

Such termination or exchange shall not be considered an amendment requiring the Option Holder's consent for the purpose of section 9.2 of the Plan.

11.5
Notice of Termination by Triggering Event

In the event that the Committee wishes to cause all or a portion of any of the Options granted under this Plan to terminate on the occurrence of a Triggering Event, it must give written notice to the Option Holders in question not less than 10 days prior to the consummation of a Triggering Event so as to permit the Option Holder the opportunity to exercise the vested portion of the Options prior to such termination. Upon the giving of such notice and subject to any necessary Regulatory Approvals, all Options or portions thereof granted under the Plan which the Company proposes to terminate shall become immediately exercisable notwithstanding any contingent vesting provision to which such Options may have otherwise been subject.

11.6
Determinations to be Made By Committee

Adjustments and determinations under this section 11 shall be made by the Committee, whose decisions as to what adjustments or determination shall be made, and the extent thereof, shall be final, binding, and conclusive.

SCHEDULE A

[Include legends prescribed by Regulatory Authorities, if required.]

GILLA INC.

STOCK OPTION PLAN - OPTION CERTIFICATE

This Option Certificate is issued pursuant to the provisions of the Stock Option Plan (the “Plan”) of Gilla Inc. (the “Company”) and evidences that ● [Name of Option Holder] is the holder (the “Option Holder”) of an option (the “Option”) to purchase up to ● common shares (the “Shares”) in the capital stock of the Company at a purchase price of US$____________ per Share (the “Exercise Price”). This Option may be exercised at any time and from time to time from and including the following Grant Date through to and including up to 4:00 p.m. local time in Toronto, Ontario (the “Expiry Time”) on the following Expiry Date:

(a)
the Grant Date of this Option is ●, 20●; and

(b)
subject to sections 5.5, 6.2, 6.3, 6.4 and 11.4 of the Plan, the Expiry Date of this Option is ●,20●.

To exercise this Option, the Option Holder must deliver to the Administrator of the Plan, prior to the Expiry Time on the Expiry Date, an Exercise Notice, in the form provided in the Plan, or written notice in the case of uncertificated Shares, which is incorporated by reference herein, together with the original of this Option Certificate and a certified cheque or bank draft payable to the Company or its legal counsel in an amount equal to the aggregate of the Exercise Price of the Shares in respect of which this Option is being exercised.

This Option Certificate and the Option evidenced hereby is not assignable, transferable or negotiable and is subject to the detailed terms and conditions contained in the Plan. This Option Certificate is issued for convenience only and in the case of any dispute with regard to any matter in respect hereof, the provisions of the Plan and the records of the Company shall prevail. This Option is also subject to the terms and conditions contained in the schedules, if any, attached hereto.

[Include legends on the certificate or the written notice in the case of uncertificated shares prescribed by Regulatory Authorities, if required.]

If the Option Holder is a resident or citizen of the United States of America at the time of the exercise of the Option, the certificate(s) representing the Shares will be endorsed with the following or a similar legend:

“The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, of the United States of America (the “Act”) or the securities laws of any state (“State”) of the United States of America and may not be sold, transferred, pledged, hypothecated or distributed, directly or indirectly, to a U.S. person (as defined in Regulation S adopted by the U.S. Securities and Exchange Commission under the Act) or within the United States unless such securities are (i) registered under the Act and any applicable State securities act (a “State Act”), or (ii) exempt from registration under the Act and any applicable State Act and the Company has received an opinion of counsel to such effect reasonably satisfactory to it, or (iii) sold in accordance with Regulation S and the Company has received an opinion of counsel to such effect reasonably satisfactory to it.”

GILLA INC.
by its authorized signatory:

_______________________________________

The Option Holder acknowledges receipt of a copy of the Plan and represents to the Company that the Option Holder is familiar with the terms and conditions of the Plan, and hereby accepts this Option subject to all of the terms and conditions of the Plan. The Option Holder agrees to execute, deliver, file and otherwise assist the Company in filing any report, undertaking or document with respect to the awarding of the Option and exercise of the Option, as may be required by the Regulatory Authorities. The Option Holder further acknowledges that if the Plan has not been approved by the shareholders of the Company on the Grant Date, this Option is not exercisable until such approval has been obtained.

Signature of Option Holder:

__________________________________
________________________________
Signature
Date signed

__________________________________
Print Name

 __________________________________
Address

 __________________________________

OPTION CERTIFICATE – SCHEDULE

[Complete the following additional terms and any other special terms, if applicable, or remove the inapplicable terms or this schedule entirely.]

The additional terms and conditions attached to the Option represented by this Option Certificate are as follows:

1.
The Options will not be exercisable unless and until they have vested and then only to the extent that they have vested. The Options will vest in accordance with the following:

(a)
● Shares (●%) will vest and be exercisable on or after the Grant Date;
(b)
● additional Shares (●%) will vest and be exercisable on or after ● [date];
(c)
● additional Shares (●%) will vest and be exercisable on or after ● [date];
(d)
● additional Shares (●%) will vest and be exercisable on or after ● [date];

2.
Upon the Option Holder ceasing to hold a position with the Company, other than as a result of the events set out in paragraphs 5.5(a) or 5.5(b) of the Plan, the Expiry Date of the Option shall be ⬤ [Insert date desired that is longer or shorter than the standard 30 days as set out in the Plan] following the date the Option Holder ceases to hold such position.

SCHEDULE B
GILLA INC.
STOCK OPTION PLAN

NOTICE OF EXERCISE OF OPTION

TO:
The Administrator, Stock Option Plan
●
● [ Address]
(or such other address as the Company may advise)

The undersigned hereby irrevocably gives notice, pursuant to the Stock Option Plan (the “Plan”) of Gilla Inc. (the “Company”), of the exercise of the Option to acquire and hereby subscribes for (cross out inapplicable item):

(a)
all of the Shares; or
(b)
____________of the Shares;

which are the subject of the Option Certificate attached hereto (attach your original Option Certificate). The undersigned tenders herewith a certified cheque or bank draft (circle one) payable to the Company in an amount equal to the aggregate Exercise Price of the aforesaid Shares (unless a Cashless Exercise is chosen in which case the Cashless Exercise Procedure will prevail) and directs the Company to issue a certificate OR a written notice in the case of uncertificated Shares evidencing said Shares in the name of the undersigned to be issued to the undersigned [in the case of issuance of a share certificate, at the following address (provide full complete address)]:

___________________________________

___________________________________

___________________________________

The undersigned elects to exercise the Options electing for a Cashless Exercise (circle here)

The undersigned acknowledges the Option is not validly exercised unless this Notice is completed in strict compliance with this form and delivered to the required address with the required payment (unless a Cashless Exercise is chosen in which case the Cashless Exercise Procedure will prevail) prior to 4:00 p.m. local time in Toronto, ON on the Expiry Date of the Option.

DATED the day      of                                   20

______________________________________
Signature of Option Holder